COMPUMED

Cardiovascular Clinical Care Through eHealth

Corporate Presentation

April 2010

Forward Looking Statements

Statements contained in this presentation that are not historical facts, such as statements about prospective new products, markets, revenue, plans, earnings growth, and results of contracts are forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements including statements concerning the company's plans, objectives, expectations and intentions are based largely on management's expectations and are subject to and qualified by risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These statements are subject to uncertainties and risks including, without limitation, competitive factors, product and service demand and acceptance, changes in technology, the ability to raise capital, the availability of appropriate business partnerships, economic conditions, the impact of competition and pricing, capacity and supply constraints or difficulties, government regulation, and other risks identified in the company's filings with the Securities and Exchange Commission including its annual report on Form 10-KSB and quarterly reports on Form 10-QSB. All such forward-looking statements are expressly qualified by these cautionary statements. The company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect events, conditions or circumstances on which any such statement is based after the date hereof, except as required by law.

What We Do...

COMPUMED

- Founded in 1986, **CompuMed** is a national provider of remote **medical diagnostics** and related services
- Established leader in Electrocardiogram **(ECG)** telemedicine in clinical institutional markets such as the Correctional Health Market
- Proprietary hardware & workflow software provides remote acquisition and evaluations by physicians of vital health studies, like ECGs and tests for other chronic diseases
- In 2010, pioneering several new **eHealth** initiatives to reach Medically Underserved Areas (MUAs), supported by strong emerging market trends

CompuMed developed the industry's first interpretive ECG algorithms





Focus on Cardiovascular Care: Need & Growth



Due to high incidence of mortality, under-diagnosis and under-treatment, CompuMed has built the company's business around cardiovascular (CV) care:

- High CV disease incidence: ~**80M** patients in U.S., along with highest degree of mortality[1]
- Strong need for patient monitoring during both diagnostic and treatment stages of disease[2]
- Strong correlation of personalized treatment & improved outcomes[3]
- Near-term addressable market for CompuMed estimated at **$284M**[4]

[1] American Heart Association.
[2] American College of Cardiology.
[3] European Society of Cardiology.
[4] Company estimate.

Leveraging a Well-Established National Presence

- More than **1,000** sites nationwide use CompuMed's Telecardiology products and services:
  - >500 correctional institutions
  - >500 sites in rural and occupational health, clinical & pediatric care, clinical research, mental health and Fed government
- Several major client wins over the last 12 months has set the stage for new growth

CompuMed has Telecardiology sites across 46 states, Puerto Rico & Dist. of Columbia


WA 4
OR 1
CA 145
ID 15
NV 15
MT
WY 8
UT 8
AZ 68
CO 9
NM 5
ND
SD 1
NE 6
KS 10
OK 30
TX 68
MN 14
IA 14
MO 24
AR 22
LA 6
WI 11
IL 29
MI 5
IN 9
OH 19
KY 5
TN 24
MS 15
AL 6
GA 18
FL 118
SC 9
NC 10
VA 12
WV 14
PA 20
NY 117
VT
NH
ME 10
1
MA 5
RI 1
CT 4
NJ 19
DE 3
MD 40
DC 3
AK 3
HI
PR 5

COMPUMED

eHealth Market Set for Rapid Expansion

- In the face of new industry trends, **CompuMed** is expanding its focus on **eHealth,** a broad term encompassing:
  - Telemedicine
  - Telehealth
  - Telecardiology
  - Health IT
- Emerging industry applications include:
  - Electronic Medical Records (EMRs)
  - Remote disease management
  - Online education
  - Clinical trials

TeleHealth Projected Market Growth[1]



6.1B
2.4B
2009
2010
2011
2012

Telehealth market is expected to nearly **triple** over the next 3 years[1]

[1]Datamonitor /Verizon Business News, November 23, 2009.

eHealth Driver: New Federal Funding & Laws

- Federal Gov't providing **$40,000 in tax incentives** for physicians to implement Electronic Medical Records (EMRs)[1]
- 2009 economic stimulus bill includes **$20B** for health IT, with **specific focus on EMRs and telemedicine**[1]
- **25%** of these funds to be applied toward broadband-enabled telemedicine service[2]
- **New Healthcare Reform Act** now requires **32M** uninsured people to purchase health insurance under the new law, and includes many provisions promoting health IT

Healthcare is **largest** sector to be funded through 2009 American Recovery & Reinvestment Act[1]


Healthcare
18%
New Tax Credit
15%
Infrastructure
12%
Education
11%
Energy
11%
Alternative
Minimum Tax
9%
Aid to Poor/
Unemployed
9%
Renewable
Incentives
3%
Other
13%

[1]Emrandhipaa.com, Details of Obama's EMR Stimulus Package.
[2]Market research firm Pike & Fischer (P&F).

eHealth Driver: Technology Reduces Costs

Healthcare Providers are Turning to Technology to Offset New Medicare Cuts[1]



Make Better Use of Technology 31%
Additional/ New training of Staff 22%
Merge w/ Another Practice 12%
Stop Accepting Medicare 14%
Do Nothing 21%

- Veterans Assoc. (VA) remote monitoring of patients study showed **40% cut in emergency room visits**[2]
- Veterans Affairs Department proposing to double Telehealth **investment over two years to $163M** in fiscal 2011[3]
- VA's home Telehealth program cares for **35,000** patients and is largest of its kind in the world[3]

[1]IVANS Healthcare Provider Spot Survey: Healthcare Provider Opinions on Reform, Technology and Proposed Cuts, Nov. 2009.
[2]Dibya Sarkar, "Broadband Could Be Health Boom For Seniors," Government Health IT, Dec. 9, 2005.
[3]Federal Computer Week, Feb. 10, 2010.

eHealth Driver: Telemedicine Improves Clinical Outcomes

Telemedicine has an impact on all chronic diseases, but is especially effective and urgent for cardiac care:



- Patients using remote monitoring have **fewer heart-failure related re-admissions** and emergency room visits than usual care & non-participating patients[1]
- Cardiac patients with access to remote monitoring experienced lower average hospital re-admission rates[1]
- Large Veterans Health Administration study of Telemonitoring with elderly patient population shows:[2]
  - **25% reduction** in number of bed days of care
  - **19% reduction** in number of hospital admissions
  - Mean satisfaction score rating of **86%**

[1]http://www.sciencedaily.com/releases/2008/05/080501161223.htm.
[2]Telemed J E Health. 2008 Dec;14(10):1118-26; Care Coordination/Home Telehealth: the systematic implementation of health informatics, home telehealth, and disease management to support the care of veteran patients with chronic conditions. Darkins A, Ryan P, Kobb R, Foster L, Edmonson E, Wakefield B, Lancaster AE.

eHealth Benefits All Stakeholders

	The Need	The eHealth Solution
Policy Makers' Priorities for Healthcare System	• Extend coverage to underserved populations	• Link preferred specialists to at-risk patients anytime, anywhere • More universal health care
Patients in MUAs	• Gain access to specialist care through: ◦ Early diagnosis ◦ On-going monitoring ◦ Preventative care • 61% of Americans go online for health info[1]	• Provide remote access to cardiologists anytime, anywhere • Eliminate transportation costs & delay • Enables more frequent & rapid interventions
Providers (Doctors & Clinics)	• Increasing need for more patients to compensate for: ◦ Reimbursement rates declining ◦ Fewer expensive procedures ◦ Excess capacity	• Identify patient risk • Input key info to aid in diagnosis • Direct at-risk populations to preferred providers • Earlier patient/provider relationships
Reimbursers (Insurance & Medicare)	• Reduce delivery costs • 66% of Internet users looked online for disease or medical problem[1]	• Reduce costs by: ◦ Encouraging preventative care ◦ Minimizing emergency care

[1]PEW Internet & American Life Project: The Social Life of Health Information, June 2009.

CompuMed's CardioGram Telecardiology

- CompuMed's CardioGram™ system was one of the first telecommunication networks designed to remotely interpret ECGs
- FDA approved, reimbursable by Medicare
- **Key innovation:** workflow technology that manages inflow of data to CompuMed servers and routing of data to contracted cardiologists for over-reads
- Unique digital workflow capability delivers **STAT ECG** services in **an industry-best** one hour, 24/7/365



CompuMed ECG Telecardiology Segment Revenue
($ Thousands)


$1,850
$1,915
$2,038
$1,879
2006
2007
2008
2009

CompuMed Proprietary Workflow Software

CompuMed has established one of the nation's largest telecommunication networks for processing ECGs on a real-time basis, anytime, anywhere.



1: "Send"
2: Route
2a: STAT
3: Over-read
4: Over-read

Patient

- CV symptoms
- Screening for procedure or prescription
- At-risk monitoring

COMPUMED

- Response to source
- Transmission to Cardiologist
- Lab review
- Storage for EMR
- Billing

Cardiologist

- Over-read
- Recommendation
- Other data

Over-Reads: Specialist Diagnosis, Lowered Liability

- **Problem:** 400+ diagnostic statements can be made on 12-lead ECG; more malpractice dollars awarded for missed myocardial infarctions than any diagnosis[1]

- **Evidence:** ACC/AHA study showed **70%** of non-internal medicine specialists and **49%** of internal medicine specialists failed to interpret an ECG correctly[2]

- **The CompuMed Solution:** partner with team of highly-qualified cardiologists to provide full-time ECG over-read services; workflow internet-based and automated



One of CompuMed's value propositions is providing expert ECG over-reads 24 hours per day, 365 days per year.

COMPUMED

[1]American Academy of Family Physicians (AAFP), Documenting High-Risk Cases to Avoid Malpractice Liability.
[2]American Heart Assoc. (AHA)/American College of Cardiology (ACC) 2005 study.

Notable Clients & Partners (examples)

State & County Correctional Institutions

(Prison and/or Jail Accounts in Nearly Every State)

Calif. Arizona Florida* New York

Correctional Managed Care

Wexford Health Sources Incorporated

The GEO Group, Inc.

CMS

Major Medical Institutions

MILLER School of Medicine University of Miami

HEALTHSOUTH

United Surgical Partners International

Channel Partners

(For OsteoCare & OsteoGram)

FUJIFILM

OSI SYSTEMS

Carestream Health

*Florida is under a 5-year contract with a 5-year renewal.

Targeting Medically Underserved Areas (MUAs)

In MUAs, CompuMed's potential area of influence with eHealth extends to $3.5 billion in medical reimbursements.[1]









Rural **$1.6 Billion[1]**	Elderly **$1.4 Billion[1]**	Pediatric **$200 Million[1]**	Institutional **$430 Million[1]**
• Rural Health Clinics and hospitals are highly underserved • Represents ~45% of U.S. population	• Nursing homes • Long-term care • Assisted Living • Rehabilitation All under-served by cardiology specialists	• Schools & Camps • Pediatric Physicians • Children's Hospitals (Children & young athletes who die suddenly during sports could be saved through more effective heart screening[2])	Comprised of: • Occupational • Correctional • Mental Health • Military • 50%+ of CompuMed's customers are correctional

COMPUMED

[1] Medicare data – includes cost of catheterizations, PCI's, Pacemaker monitoring, ICD's, CRT's, electrocardiography and echocardiograms.
[2] Reuters: Screening Athletes Could Prevent Sudden Deaths, March 2010.

Target Market: Rural Populations

CompuMed plans to extend expert CV and pulmonary vascular "PV" diagnosis to the ~45% of the U.S. population who live in "Medically Underserved Areas."


Medically Underserved Areas - MUAs and
Medically Underserved Populations - MUPs
Designated Type
MUA/MUP Type
Governor
Medically Underserved Area
Medically Underserved Population
Governor - MUP designation at the request of a State Governor based to documentunusual local conditions and barriers to accessing personal health services.
MUA - area designated for the resident civilian population.
MUP - population designated for a specific population.
Source: Health Resources and Services Administration - HRSA, Bureau of Health Professionals; January 6, 2010.
Note: Alaska and Hawaii not shown to scale
Rural Assistance Center

Advantages

- U.S. policy priority to extend care
- Advantageous reimbursements
- Fewer pre-existing relationships with cardiology providers

Recent partnerships

- Rural hospitals in:
  - Kansas
  - Texas
  - California
  - Missouri

Target Market: Elderly Population

U.S. population is rapidly aging, and 85+ age group growing 3 times faster than entire U.S population[1]



Aging U.S. Population
38M
5M
40M
6M
48M
7M
58M
8M
72M
10M
2005
2010
2015
2020
2030
Age 65+
Age 85+

While ~80M Americans have a CV condition, a vast majority at risk are over age 60[2]



% with CV condition
15%
9%
40%
40%
74%
73%
79%
85%
20-39
40-59
60-79
80+
Men
Women

[1]U.S. Department of Commerce, Bureau of the Census.

[2](NHANES 2003-2006). Source: NCHS and NHLBI; include coronary heart disease, heart failure, stroke and hypertension.

Target Market: Pediatric & Institutional

In many institutional settings, the caregiver has a custodial duty and potential liability for not providing CV diagnosis and care.






Market Segment	**Pediatric**	**Occupational**	**Military**	**Mental Health**
Need/Situation	**Increasing liability** associated with athletic programs & prescription drugs shouldering school clinics w/ burden to provide CV assessments	Large employers with on-site health clinics **seek to cut costs** while increasing standards of care and reducing liability	Troops & contractors **far from hospitals & specialist cardiology care** (e.g., on ships & international deployments)	**Duty** of care in mental health institutions and **liability** in prescribing psychiatric drugs
Example Partner/Client	Univ. of Miami, Pediatric Psychiatry, CA School-based Clinics	General Electric, Shell, BASF, Chevron	Federal Aviation Administration (FAA)	Charter BHS, Moccasin Bend MHI, Lakeshore MHI

CompuMed

“Patient Encounter” Economics: ECG example

- The chart below illustrates the economics of a single ECG test and over-read as distributed among the primary provider or clinic, over-read cardiologist and equipment providers
- Depending upon the test and setting, the contribution (gross profit) to CompuMed typically ranges from **$4 to $8** per study

ECG Over-Read

Client: School-Based Health Clinic, Nursing Home Managed Care Company, Rural Health Clinic


$22.92
$5.00
Client Overhead
$2.92
Net to Client
$15.00
$9.00
Payment to Cardiologist**
$0.25
Equipment Lease/Use
$5.75
Payment to Client*
Payment to CompuMed
Net to CompuMed

*CPT 93000 - paid by Medicare, S-Chip, Medicaid or private insurance as appropriate

** CPT 93010 - paid via CompuMed

eHealth: Product/Service Offering Roadmap

As a rapidly evolving industry backed by government spending & major corporations, eHealth presents an opportunity to build upon the company's solid foundation and leverage other markets and modalities.

TBA = To Be Announced
TBD = To Be Determined
N/A = Not Applicable

Modalities / Markets	Institutional[1]	Pediatric	Elderly	Rural	At-home
Osteoarthritis	TBD	N/A	OSTEOGRAM	OSTEOGRAM	OSTEOGRAM
Pacemakers/ICD	TBD	N/A	TBD	TBD	TBA
Echocardiography	TBD	TBD	TBD	TBA	TBA
Event/Holter	TBD	TBD	TBD	TBA	TBA
Teleconsult	TBD	TBD	TBA	TBA	TBA
ECG	CARDIOGRAM	CARDIOGRAM	CARDIOGRAM	CARDIOGRAM	CARDIOGRAM

COMPUMED

[1]Includes Occupational, Correctional, Mental Health and Military markets.

eHealth: How Does CompuMed Compare?

CompuMed has the clinical focus & experience to provide the bridge linking patients to physicians[1]

Market Need	CompuMed	ERT (NASDAQ: ERES)	CardioNet (NASDAQ:BEAT)	Bristol-Myers Squibb (NYSE: BMY)	LifeWatch (SIX: LIFE)
National Physician Network	✓	N/D	N/D	N/D	N/D
Zero-cost to Provider	✓	N/D	N/D	N/D	N/D
Clinical Outcomes Management	✓	✓	✓	✓	✓
Multi-modality	✓	N/D	✓	✓	✓
Physician Prescribed	✓	N/D	✓	N/D	N/D
Clinical Presence	✓	N/D	✓	✓	✓

N/D = not disclosed

Market Participants

[1] The table above reflects the opinion of CompuMed regarding its competitive position, based upon published materials on its competition.

Key Take-Aways

CompuMed

- One of the nation's largest telecommunication networks for ECGs, with FDA approved products and Medicare reimbursements
- Unique digital workflow capability allowing STAT ECG services in an industry-best 1-hour, 24/7/365
- Strong relationship & proven track record with hundreds of customers at Federal, state and local levels
- Proven & scalable integrated workflow software provides platform for rapid scalability with minimal cost overhead
- eHealth market providing new catalysts for growth



Key Stats: CMPD (OTCBB)

Stock Price ***04/07/10***	***$0.21***
Avg. Daily Vol. *(3 mo.)*	*19,000*
52 Week Low/High	*$0.07-$0.26*
Shares Outstanding	*26.1M*
Public Float, *est.*	*26.1M*
Market Capitalization	***$5.5M***
Enterprise Value *(mrq)*	*$5.5M*
EV/Revenue *(ttm)*	*2.9x*
Revenue ***(ttm)***	***$1.9M***
Diluted EPS *(ttm)*	*$(0.01)*

mrq & ttm as of Q1 2010 ended December 31, 2009.
Sources: Capital IQ, Yahoo! Finance, BigCharts.com.

Cash *(mrq)*	*$117K*
Total Assets *(mrq)*	*$896K*
Total Liabilities *(mrq)*	*$479K*
Institutional Holdings	***14%***
Employees	*10*
Founded	*1986*
Fiscal Year End	*Sept 30*



4/06/10
0.25
0.20
0.15
0.10
0.05
1
0.5
0
Jun
Jul
Aug
Sep
Oct
Nov
Dec
10
Feb

For More Information

Company Contact:

Maurizio Vecchione

President & CEO

CompuMed Inc.

Tel 310.258.5000, ext 112

www.compumed.net

Investor Relations Contact:

Ron Both or Cody Slach

Liolios Group, Inc.

Tel 949.574.3860

info@liolios.com



Appendix

Other Growth Opportunities

- Enter ambulatory cardiac monitoring services market
- Partner with large companies active in markets outside of clinical care, like centralized ECG processing, telemedicine or EMR
- Leverage international presence in osteoporosis market to sell ECG over-read services
- Expansion into other modalities to provide customers a single source for their eHealth needs (i.e., spirometry analysis, Holter monitoring)
- Sell skeletal health products internationally (i.e., China)





New Product: CompuBridge™ for EMRs

- Allows automatic integration of ECGs with any Electronic Medical Records (EMR) system
- Turnkey: no software, hardware or servers required
- Hosted on CompuMed ISO and HIPPA compliant data warehouse

1



Capture ECG and automatically transfer and store with CompuBridge

2



Optionally supplement computerized analysis with cardiologist over-read

3



Store, retrieve, access and perform analysis on ECG over-reads in secure, HIPPA compliant digital formats

4



Import or data mine from customer's system through industry standard HL7 records

New Product: CardioGram Kids™



The most comprehensive on-line ECG system available for Pediatric setting.

- **CardioGram Kids** ideally suited for:
  - Sports & school entrance physicals
  - Evaluations before prescribing medications for ADHD & psychotropic medications
  - Follow-up exams
  - Pediatrician & child psychiatrist offices
  - Clinical research organizations
- **Affordability & ease-of-use** makes it easy to report accurate ECGs from any location
- Sophisticated interpretation software & cardiologist over-read services **decrease risk & liability**

- *American Heart Association (AHA) says 2.5M+ children & teens in the U.S. take stimulants to control their ADHD*
- *AHA and American Academy of Pediatrics issued a recommendation that children with risk factors should have ECG screening before being prescribed ADHD drugs*
- *One young competitive athlete dies every 3 days from an unrecognized heart disorder in the U.S.[1]*
- *Several of the ~100 young U.S. athletes who die suddenly & unexpectedly each year during sports could be saved through more effective heart screening[2]*

[1] Science Daily: Screening For Heart Disorders in Competitive Athletes Would Save Lives, July 2008.
[2] Reuters: Screening Athletes Could Prevent Sudden Deaths, March 2010.

ECG Market Drivers

- Two cardiac markets: **Point-of-Care** (Resting ECG/Stress test) and **Ambulatory** (Holter monitoring/pacemakers)[1]
- CompuMed currently positioned in **Point-of-Care** – an expanding **$2.4B market** (by 2011)[2]
- Three factors driving ECG market demand:
  1. **Aging population** with **increasing lifespan**
  2. Increased prevalence of **cardiovascular disease** driven by sedentary lifestyles & poor diet
  3. Mounting **liability** for institutions unable to provide cardiology specialists in their ECG practice

Resting ECG Services to Grow to 47M Units per Year or $1.31B by 2011[2]


Units (millions)
48
46
44
42
40
38
01 02 03 04 05 06 07 08 09 10 11

[1]Point-of-Care market comprises ECG services provided to patients by healthcare providers. Ambulatory market represents ECG services conducted without the patient's need to remain at the doctor's office or hospital.
[2]Frost & Sullivan, U.S. ECG and Cardiac Monitoring Products and Services Markets, 2007.

Milestones & Events



- **Nov. 30, 2009:** CompuMed's OsteoGram® featured at Radiological Society of North America; add-on software enables standard and digital x-ray machines to perform highly accurate bone density tests in under two minutes
- **Aug. 24, 2009:** New 5-year contract with Florida Dept. of Corrections for Remote ECG Services; California Dept. of Corrections & Rehabilitation and Arizona Dept of Corrections also extend contracts
- **July 27, 2009:** New contract with New York Dept of Correctional Services to provide remote ECG screenings; contract extensions with GEO Group, Iowa Dept. of Corrections, and Nebraska Dept. of Correctional Services approved
- **July 6, 2009:** Launched CardioGramKids™ Parental Education Program to help parents identify at-risk kids taking psychotropic drugs

CompuMed Management Team

CEO	**Maurizio Vecchione** • CEO of Trestle Holdings, Inc., telemedicine pioneer for digital pathology and cancer screening • President and CEO of Microwave Photonics, a British telecom spin-out in wireless broadband technology • Founder and co-CEO of ModaCAD (Styleclick), an imaging and Internet content and commerce pioneer • Co-founder of Arrogene, a cancer therapy biotechnology company
CFO	**Phoung Dang** • CFO and principal accounting officer of CompuMed since 1990 • Accounting manager for the Maxicare Medical Center • Senior staff accountant for Sunset House/Gadget Tree, a unit of Carter Hawley Hale
EVP Sales	**Eric Larsen** • Employee of CompuMed since 1997, promoted to EVP of Sales in 2008 • SVP American Eastern Securities and head of global investment banking
CMO	**David M. Frisch, M.D., F.A.C.C.** • Professor of clinical medicine at UCLA • Certifications with the National Board of Medical Examiners (Diplomat) and the American Board of Internal Medicine both in internal medicine and in cardiovascular disease • A Fellow of the prestigious American College of Cardiology • Advisory positions with the Heart Attack & Stroke Prevention Center of Los Angeles, Pico Medical Clinic, Century City Hospital, Berkeley Heart Lab and the Beverly Hills Medical Center Critical Care and Coronary Care Units • Founding board member and director of Cedars-Sinai Physicians Association

CompuMed's Over-Read Cardiologists

David M. Frisch, M.D., F.A.C.C., Lead Cardiologist

- Professor of Clinical Medicine, UCLA Medical School
- Board certified: Diplomat—National Board of Examiners, American Board of Internal Medicine, American Board of Cardiovascular Disease
- Founding board member and director of Cedars-Sinai Physicians Association

Barry S. Neidorf, M.D., F.A.C.C.

- Assistant professor of Clinical Medicine, UCLA Medical School
- Board certified: National Board of Examiners, American Board of Internal Medicine

Jim Clifton, M.D.

- Director of Non-Invasive Cardiology at Heart Center of Providence/Seattle Medical Center
- Member of American Society of Electro-cardiology, American Society of Echocardiography, American Heart Association

Gordon Hale, M.D., F.C.C.P.

- Clinical Associate Professor of Medicine at University of Washington School of Medicine

Ming-Lon Young, M.D., M.P.H.

- Professor of Pediatrics, Director of Pediatric Cardiology, Director of Electrophysiology for Univ. of Miami
- Member of American Board of Pediatrics, ABP Sub-Board of Cardiology, N. American Society of Pacing and Electrophysiology

Correctional Health Care Market Drivers

- Inmates have **constitutional right** to healthcare[1]
- Inmate population is aging[2]
- Cost to deliver inmate healthcare is on the rise[1]
- Inmates are at **above average risk for cardiac event** due to improper diet, history of substance abuse, etc.[2]
- **Transportation** to ER/hospital **is costly**; inmate must be under armed guard during stay (total cost of visit can exceed $4,000)[2]
- **Inmate lawsuits**: a missed cardiac event is the single largest area of malpractice litigation against correctional healthcare providers[3]
- **CompuMed's ECG Over-Read Solution:**
  - Cardiogram transmitted to a contracted cardiologist for over-read
  - **Shifts liability** for malpractice to contracted physician *(CMPD is not a medical provider and does not bear this liability)*



CMPD was the early leader in ECG services for the Correctional Health Care market, with now more than 500 installed sites nationwide.

[1] CNN.com: *"Prison health-care costs rise as inmates grow older and sicker,"* 11-19-09.
[2] Elderly Jail Inmates: Problems, Prevalence and Public Health.
[3] American Jail Magazine.

Emerging Market Driver: Retail Health Clinics

- CompuMed expects to benefit from the anticipated growth in the new trend of Retail Medical Clinics, like those offered at Walgreens (Take Care Clinic), and CVS (Minute Clinic), that offer affordable and convenient physical exams and health monitoring.
- They feature inexpensive and quick pediatric and youth physical exams required for summer camp and school sports activities, where increasingly an ECG is required by the activity provider.

take care clinic at select Walgreens

minute clinic



Retail Clinic Growth
Number of retail clinics
3,200
2,800
2,400
2,000
1,600
1,200
800
400
0
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: Retail Clinics: Update and Implications, Deloitte Center for Health Solutions, November 2009

OsteoGram & OsteoCare for Skeletal Health

CompuMed's FDA-approved OsteoGram & OsteoCare are natural CardioGram services extensions, delivered via the same channels and site locations as an add-on service.

CompuMed OsteoCare™

- The OsteoCare system is a unique x-ray densitometer for the assessment of bone density in the distal part of the forearm utilizing DXA technology.
- Designed for the point-of-care facilities, it is a mobile solution that can be used in a physician office setting, making BMD testing easy, fast and reliable.

CompuMed OsteoGram®

- The OsteoGram is a non-invasive diagnostic system that has been proven by many clinical studies to provide effective and accurate bone density measurement for screening osteoporosis and assessing hip fracture risk.
- The OsteoGram has significant cost advantages over other technologies in the marketplace.



